                                                                    EXHIBIT 99.3
                             FORBEARANCE AGREEMENT
                             ---------------------

     This Forbearance Agreement ("Forbearance Agreement") is entered into as of the 18th day of June, 1999, by and between Wells Fargo HSBC Trade Bank N.A. ("Trade Bank"), on the one hand; and STM Wireless, Inc., a Delaware corporation ("STM"), on the other hand. This Forbearance Agreement is made with reference to the following facts:

     A. STM is currently indebted to Trade Bank pursuant to the Loan Documents (as defined below). STM acknowledges that it has defaulted on the Loan Documents, and STM desires, inter alia: (i) to repay the Existing Indebtedness
                            ----- ----
(as defined below) by no later than August 31, 1999; and (ii) that Trade Bank temporarily forbear from exercising its rights and remedies as to defaults existing under the Loan Documents as of the date of execution of this Forbearance Agreement.

     B. Trade Bank desires full repayment of the Existing Indebtedness owed by STM under the Loan Documents. Trade Bank is willing to temporarily forbear from exercising its rights and remedies as to any existing defaults under the Loan Documents only in accordance with the terms and conditions set forth in this Forbearance Agreement.

     C. IT IS THE INTENT OF THE PARTIES HERETO THAT THIS FORBEARANCE AGREEMENT ADDRESS THE DEBTS AND/OR OBLIGATIONS OF STM TO TRADE BANK WHICH ARE FULLY DESCRIBED HEREIN. THIS FORBEARANCE AGREEMENT DOES NOT PERTAIN TO ANY OTHER INDEBTEDNESS AND/OR OBLIGATIONS OF STM (OR ANY OTHER PARTIES) TO TRADE BANK NOT SPECIFICALLY ADDRESSED IN THIS FORBEARANCE AGREEMENT. ALL TERMS AND PROVISIONS OF ANY AGREEMENTS BETWEEN STM AND TRADE BANK INCLUDING, BUT NOT LIMITED TO, THE LOAN DOCUMENTS (AS DEFINED BELOW), NOT SPECIFICALLY MODIFIED HEREIN, SHALL REMAIN IN FULL FORCE AND EFFECT IN ACCORDANCE WITH THEIR ORIGINAL TERMS.

     NOW, THEREFORE, in consideration of: (i) the above recitals and the mutual promises contained in this Forbearance Agreement; (ii) the execution of this Forbearance Agreement and all documents, instruments and agreements required to be executed in accordance with this Forbearance Agreement (collectively, the "Forbearance Documents"); (iii) the satisfaction of all Conditions Precedent set forth in Section X below; and for other and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

I.   Acknowledgment Of The Existing Indebtedness and the Loan Documents.
     ------------------------------------------------------------------

     A.   The Credit Agreement and the Note.  STM acknowledges and agrees that
          ---------------------------------
Trade Bank has advanced funds to STM pursuant to: (i) that certain "Credit Agreement" dated May 31, 1997, as amended and modified by that certain "First Amendment To Credit Agreement" dated as of October 30, 1998, as further amended by those amendments dated May 29, 1998, July 7, 1998, July 27, 1998, October 7, 1998, February 25, 1999, and as further amended, modified and supplemented from time to time (collectively, the "Credit Agreement"), wherein Trade Bank agreed, inter alia, to make available to STM a revolving line of credit (the "Revolving
----- ----
Line of Credit Facility") up to $10,000,000.00, including a letter of credit sub-facility (the "L/C Sub-Facility") up to the aggregate sum of $2,000,000.00; and (ii) that certain "Revolving Line Of Credit Note" dated October 30, 1998 in the principal amount of $10,000,000.00, payable from STM to Trade Bank, as amended and modified by that certain letter amendment dated as of February 25, 1999, and as further amended, modified and supplemented from time to time (collectively, the "Original Note"). True and correct copies of the Credit Agreement and the Original Note (collectively, the "Credit Documents") are attached hereto as Exhibits "A" and "B," respectively, and are incorporated herein by this reference. All capitalized terms not otherwise defined herein shall have the meanings given for said terms in the Credit Documents.

     STM acknowledges and agrees that: (i) STM agreed to repay all amounts advanced by Trade Bank to STM pursuant to the Credit Documents, together with interest thereon at the applicable rates set forth in the Credit Documents, together with all applicable fees and charges set forth in the Credit Documents;
(ii) Trade Bank has disbursed all sums required under the terms of the Credit Documents and Trade Bank has performed all terms and conditions required of Trade Bank under the Credit Documents; (iii) STM has defaulted on the Credit Documents by, inter alia, (a) failing to repay all amounts due to Trade Bank
              ----- ----
under the Credit Documents by the March 31, 1999 Facility Termination Date set forth in the February 25, 1999 amendment to the Credit Documents, and (b) violating the financial covenants contained in Section 4.9 of the Credit Agreement; (iv) the Credit Documents have not been amended except as set forth herein; (v) the Credit Documents constitute duly authorized, valid, binding and continuing agreements and obligations of STM to Trade Bank, enforceable in accordance with their respective terms; and (vi) STM has no claims, cross-claims, counterclaims, setoffs or defenses of any kind or nature which would in any way reduce or offset its obligations to Trade Bank under the Credit Documents as of the date of execution of this Forbearance Agreement.

     B.   The Security Agreement and the Financing Statement.  STM
          --------------------------------------------------
acknowledges and agrees that as security for, inter alia, its obligations under
                                              ----- ----
the Credit Documents, STM made, executed and delivered to Trade Bank: (i) that certain "Continuing Security Agreement, Rights To Payment And Inventory" dated as of May 31, 1996; (ii) those certain "Security Agreement(s), Rights To Payment" dated as of November 17, 1997 and August 20, 1998; and (iii) that certain "Security Agreement, Equipment And Fixtures" dated as of March 5, 1999 (collectively, the "Security Agreements") wherein STM granted Trade Bank a first-priority security interest in all of STM's personal property assets including, but not limited to, all inventory, machinery, equipment, fixtures, accounts, deposit accounts, accounts receivable, rights to payment, general intangibles, securities, chattel paper, instruments, documents of title, policies or certificates of insurance, together with all books and records of STM, together with all proceeds and products of the foregoing whether presently owned or thereafter acquired by STM (collectively, the "Collateral"). The Collateral shall also include all additional real and personal property collateral provided in connection with this Forbearance Agreement and the Forbearance Documents. True and correct copies of the Security Agreements are attached hereto collectively as Exhibit "C" and are incorporated herein by this reference.

     STM further acknowledges that Trade Bank filed a duly executed UCC-1 Financing Statement with the Secretary of State of the State of California on June 3, 1996 as Instrument No. 96-15660603, as amended, and continued from time to time (collectively, the "Financing Statement"). A true and correct copy of the Financing Statement is attached hereto as Exhibit "D" and is incorporated herein by this reference.

     STM warrants and represents that: (a) the Security Agreements were provided as collateral for STM's obligations under the Credit Documents; (b) the Security Agreements have not been amended except as set forth herein; and (c) the Security Agreements and the Financing Statement provide Trade Bank with duly authorized, valid, binding, and continuing security interests in the Collateral; and (d) STM has no claims, counterclaims, cross-claims, setoffs or defenses of any kind or nature which would in any way reduce or offset its obligations to Trade Bank under the Security Agreements as of the date of execution of this Forbearance Agreement.

     C.   The Existing Indebtedness.  STM acknowledges that by virtue of the
          -------------------------
Credit Agreement, the Original Note the Security Agreements, the Financing Statement, and all documents, instruments and agreements executed in connection therewith

(collectively, the "Loan Documents"), there is presently a balance due, owing and unpaid from STM to Trade Bank on the Loan Documents in the aggregate principal amount of $8,050,000 as of June 18, 1999; together with accrued interest thereon through and including June 18, 1999 in the amount of $166,967.01, and continuing thereafter at the interest rate set forth in the Loan Documents; together with all other fees and charges due under the terms of the Loan Documents including, but not limited to, Trade Bank's reasonable attorneys' fees and costs, due under the terms of the Loan Documents. (The aggregate amount currently owed by STM to Trade Bank pursuant to the Loan Documents is hereinafter referred to as the "Existing Indebtedness").

II.  Limited Scope of Forbearance Agreement.
     --------------------------------------

     Nothing contained in this Forbearance Agreement shall be interpreted as or be deemed a release or a waiver by Trade Bank of any of the terms and conditions of the Loan Documents, or any other documents, instruments or agreements between the parties hereto except as specifically provided in this Forbearance Agreement or in the Forbearance Documents. Unless specifically modified herein, all other terms and provisions of the Loan Documents shall remain in full force and effect in accordance with their original terms. This Forbearance Agreement does not constitute a waiver or release by Trade Bank of any obligations between STM and Trade Bank, or a waiver by Trade Bank of any defaults by STM under the Loan Documents, unless expressly so provided herein, nor between Trade Bank and any other person or entity.

III. Trade Bank's Agreement To Forbear During Forbearance Period.
     -----------------------------------------------------------

     Subject to STM's satisfaction of all Conditions Precedent set forth in
Section X below, and so long as no Event of Default occurs under this Forbearance Agreement, Trade Bank hereby agrees to forbear from exercising its rights and remedies to collect the Existing Indebtedness or enforce any other remedies in the Loan Documents through the close of business on August 31, 1999, or such later date as Trade Bank approves in writing (the "Forbearance Period"). STM acknowledges and agrees that immediately after the Forbearance Period expires, if the Existing Indebtedness and the obligations owing by STM to Trade Bank pursuant to this Forbearance Agreement have not been paid in full, Trade Bank may exercise all of the rights and remedies contained in the Loan Documents, in this Forbearance Agreement, in the Forbearance Documents and available under applicable law without further notice. STM further acknowledges
                               ----------------------
and agrees that Trade Bank's agreement to forbear during the Forbearance Period concerns only STM's defaults under the Loan Documents which exist as of the date of execution of this Forbearance Agreement (the "Existing Defaults"), but not as to any defaults which may arise in the future, including any Events of Default defined in Section XII below.

IV.  Alternate Financing and Reporting.
     ---------------------------------

     STM agrees to use its reasonable efforts to obtain alternate financing to repay all of STM's obligations to Trade Bank during the Forbearance Period. STM agrees to cooperate with Trade Bank in all reasonable requests by Trade Bank for information and assistance in facilitating and monitoring STM's efforts to obtain alternate financing during the Forbearance Period.

V.   Modification of the Credit Documents.
     ------------------------------------

     As additional consideration for Trade Bank's agreement to enter into this Forbearance Agreement, Trade Bank and STM agree to modify the following provisions of the Credit Documents; provided, however, that all terms and
                                    --------  -------
conditions of the Credit Documents not specifically modified in this Forbearance Agreement or the Forbearance Documents shall remain in full force and effect in accordance with their original terms:

     A.   Initial Principal Reduction.  By no later than May 21, 1999, STM shall
          ---------------------------
make a principal reduction in the amount of $1,000,000, which shall permanently reduce STM's maximum borrowing availability under the Revolving Line of Credit Facility and the L/C Sub-Facility from $10,000,000 to $9,000,000.

     B.   Reduction of Borrowing Availability and Continued Advances Under
          ----------------------------------------------------------------
the Credit Facilities.  So long as no Event of Default occurs under this
---------------------
Forbearance Agreement and STM is otherwise entitled to additional advances under the Credit Agreement, Trade Bank will continue to make advances to STM under the Revolving Line of Credit Facility and the L/C Sub-Facility until August 31, 1999 (the "Forbearance Termination Date"); provided, however, that:
                                      --------  -------

          (i) The "Credit Limit" (as defined in the Credit Agreement) of the Revolving Line of Credit Facility shall be reduced from a maximum of $10,000,000 to a maximum of $7,750,000; and

          (ii) The "Credit Limit" for the L/C Sub-Facility shall be reduced from a maximum of $2,000,000 to a maximum of $250,000;

          (iii) During the Forbearance Period, STM agrees that all Advances made by Trade Bank to STM under the Credit Agreement shall be subject to all borrowing base limitations set forth in the Credit Documents, except as modified and supplemented herein; and

          (iv) STM shall pay to Trade Bank (in addition to all other fees set forth in the Credit Documents) a letter of credit fee equal to two percent (2%) per annum in advance at the issuance of each letter of credit.

     C.   Interest Rate on the Revolving Line of Credit Facility
          ------------------------------------------------------
and the L/C Sub-Facility.  Upon execution of this Forbearance Agreement:
------------------------

          (i) All obligations of STM to Trade Bank under the Revolving Line of Credit Facility and the L/C Sub-Facility shall continue to accrue interest at the rate of one percent (1%) per annum above the Prime Rate; and

        (ii) If an Event of Default (as defined in Section XII below) occurs under this Forbearance Agreement, the unpaid portion of the Existing Indebtedness and all other amounts due under the Credit Documents and this Forbearance Agreement shall accrue interest at the default rate of two percent (2%) per annum above the Prime Rate (the "Default Rate").

     D.   Amended and Restated Notes.  Contemporaneously with the execution of
          --------------------------
this Forbearance Agreement, STM shall execute and deliver to Trade Bank: (i) an "Amended And Restated Revolving Line Of Credit Note A" in the principal amount of $4,000,000 in the form of Exhibit "E" hereto ("Note A"), which Note A shall be secured by the Collateral and the Real Property (as defined below); and (ii) an "Amended And Restated Revolving Line Of Credit Note B" in the principal amount of $3,750,000 in the form of Exhibit "F" hereto ("Note B"), which Note B shall be secured by the Collateral, but not the Real Property.

     STM and Trade Bank further agree that:

          (i) Note A and Note B (collectively, the "Notes") shall amend and restate the Original Note in its entirety;

          (ii) All of the borrowing base limitations set forth in the Credit Agreement and in this Forbearance Agreement shall continue to apply to all advances made under the Notes; and

          (iii) So long as STM has borrowing availability within its borrowing base limitations, all advances made by Trade Bank to STM will first be drawn under Note A until the maximum principal amount of Note A ($4,000,000) has been advanced, and all remaining advances will be drawn under Note B.

     E.   Required Reductions from the DTPI Note Receivable and the Real
          --------------------------------------------------------------
Estate.  Until the Existing Indebtedness and all amounts owed hereunder have
------
been paid in full, STM agrees that it shall immediately tender to Trade Bank all proceeds received by STM from the DTPI Note Receivable (as defined in Section VI(C) below) and from the sale and/or refinance of the Real Property (as defined in
Section VI(A) below).

     STM and Trade Bank further agree that:

          (i) All funds remitted to Trade Bank from the DTPI Note Receivable and the Real Property shall permanently reduce STM's borrowing availability under the Revolving Line of Credit Facility and the L/C Sub-Facility;

          (ii) Upon signing of this Forbearance Agreement, STM shall pay to Trade Bank the sum of $1,250,000, which shall permanently reduce STM's borrowing availability under the Revolving Line of Credit Facility and the L/C Sub-Facility from a maximum of $9,000,000 to a maximum of $7,750,000; and

          (iii) STM's failure to timely comply with the mandatory paydowns set forth in these Sub-Sections (D)(i) and (ii) shall constitute an immediate Event of Default under this Forbearance Agreement.

     F.   Collection of Accounts Receivable and Inventory Proceeds at Trade
          -----------------------------------------------------------------

Bank.  During the Forbearance Period and subject to any rules, regulations or
----
laws of foreign nations, STM covenants and agrees that all net proceeds of the
                                                       ---
Collateral (including STM's collection of accounts receivable and proceeds from the sale of STM's inventory) shall be deposited promptly into STM's operating account at Trade Bank.

     G.   Modification of Borrowing Base Provisions.  All Advances to STM under
          -----------------------------------------
the Credit Agreement shall continue to be subject to the Borrowing Base limitations set forth in the Credit Agreement, as modified by the following:

          (i) The definition of "Borrowing Base" in Section 8.2 of the Credit Agreement shall be modified to mean an amount equal to eighty percent (80%) of export accounts receivable and fifty percent (50%) of export inventory;

         (ii) Subject to the credit limits and borrowing base limitations set forth herein and in the Credit Documents, STM shall not be permitted to borrow in excess of: (a) $6,000,000.00 of eligible export inventory; and
     (b) $3,000,000.00 of work-in-process inventory;

          (iii) Subject to all terms and conditions of this Forbearance Agreement, and so long as no Events of Default exist hereunder, STM shall be permitted to borrow an amount not to exceed the lesser of: (a) $2,000,000; or (b) seventy-five percent (75%) of the equity in the Real Property (as defined below), as calculated in that certain Appraisal Report dated February 25, 1999 by Continental Realty Advisors, less existing liens, claims and encumbrances effecting the Real Property (the "Appraisal Report"). The Appraisal Report indicates that the "As Is" market value of the Real Property as of February 25, 1999 is $8,250,000;

          (iv) STM shall continue to provide Borrowing Base Certificates in form and substance satisfactory to Trade Bank as a condition to each Advance pursuant to Section 3.2 of the Credit Agreement, as supplemented below; and

          (v) Throughout the Forbearance Period, STM shall also provide Trade Bank with Supplemental Borrowing Base Certificates (the "Supplemental Borrowing Base Certificates"). The Supplemental Borrowing Base Certificates shall, as a condition to further advances under the Credit
     Documents: (a) be delivered by STM to Trade Bank mid-month (within 5 days after mid-month) and at month end (within 5 days after month end) during each month of the Forbearance Period; and (b) be in form and substance satisfactory to Trade Bank in Trade Bank's reasonable discretion.

     H.   Modification of Financial Covenants.  The following financial
          -----------------------------------
covenants set forth in Section 4.9 of the Credit Agreement are hereby modified:

          (i) The Current Ratio shall be modified from "1.5 to 1.0", to ".70 to 1.0";

          (ii) The Tangible Net Worth Ratio shall not at any time be less than $5,000,000.00; and

        (iii) Trade Bank shall forbear from requiring compliance with the financial covenants contained in Sections 4.9(c) and 4.9(d) of the Credit Agreement during the Forbearance Period.

     I.   Additional Covenants.  STM further covenants and agrees that:
          --------------------

          (i) All funds remitted to Trade Bank pursuant to the DTPI Note Receivable and/or the Real Property shall permanently reduce STM's borrowing availability under the Revolving Line of Credit Facility and the L/C Sub-Facility; and

          (ii) STM's failure to timely comply with this provision shall constitute an immediate Event of Default under this Forbearance Agreement.

     J.   Modification of Reporting Covenants.  In addition to the reporting
          -----------------------------------
covenants contained in Section 4.8 of the Credit Agreement, STM shall also provide to Trade Bank the following financial reports:

          (i) A monthly internally prepared financial statement of STM within twenty (20) days after each month end during the Forbearance Period; and

          (ii) Bi-weekly cash flow projections on a 90 day basis rolled forward and updated on a bi-weekly basis.

VI.  Additional Collateral and Guaranties.
     ------------------------------------

     As additional consideration for Trade Bank to enter into this Forbearance Agreement, STM and the affiliates set forth below each agree to execute and deliver to Trade Bank the following documents, instruments and agreements in order to collateralize/guaranty STM's repayment of the Existing Indebtedness:

     A.   Deed of Trust on the Real Property.  Contemporaneously with the
          ----------------------------------
execution of this Forbearance Agreement, STM shall execute a Deed of Trust in the form of Exhibit "G" hereto, sufficient to provide Trade Bank with a duly perfected, second-priority lien on that certain commercial real property and improvements located at 1 Mauchly, Irvine California (the "Real Property").

     B.   Patents and Trademarks.  Contemporaneously with the execution of this
          ----------------------
Forbearance Agreement, STM shall execute and deliver to Trade Bank a Security Agreement and all other documentation necessary to provide Trade Bank with a duly perfected, first-priority, security interest in all of STM's patents, patent applications, trademarks and all other intellectual property and general intangibles associated therewith and arising therefrom.

     C.   Pledge of the DTPI Note Receivable.  Contemporaneously with the
          ----------------------------------
execution of this Forbearance Agreement, STM shall execute a Pledge Agreement in the form of Exhibit "H" hereto (the "Pledge Agreement"), wherein STM shall pledge to Trade Bank that certain "Amended And Restated Unsecured Promissory Note" dated June 17, 1999 in the principal amount of $7,500,000 payable from Direc-to-Phone, International, Inc., a Delaware Corporation ("DTPI") to STM (the "DTPI Note Receivable"). Contemporaneously with the execution of this Forbearance Agreement, STM shall deliver possession of the original DTPI Note Receivable to Trade Bank, and take all other action necessary to provide Trade Bank with a duly perfected pledge and assignment of the DTPI Note Receivable.

     Until the Existing Indebtedness and all amounts owed hereunder shall have been paid in full, all future proceeds received on the DTPI Note Receivable shall be paid directly from DTPI to Trade Bank, and all proceeds received by Trade Bank shall permanently reduce STM's borrowing availability under the Revolving Line of Credit Facility and the L/C Sub-Facility.

     D.   Notification to Depositary Institutions.  Trade Bank shall provide
          ---------------------------------------
notice of its security interest in all deposit accounts of STM at all depositary institutions where STM maintains an account in the United States. STM represents and warrants that Exhibit "I" hereto contains a true, complete and accurate schedule of all domestic financial institutions in which STM maintains a deposit account of any kind or nature.

     E.   New Guaranties from STM Affiliates.  Contemporaneously with the
         ----------------------------------
execution of this Forbearance Agreement, each of the STM affiliates set forth on Exhibit "J" hereto shall execute Continuing Guaranties of STM's Existing Indebtedness to Trade Bank under the Loan Documents, the Notes and this Forbearance Agreement. Said Continuing Guaranties shall be in the form of Exhibit "K" hereto.

VII. Reimbursement of Trade Bank's Fees and Costs.
     --------------------------------------------

     Contemporaneously with the execution of this Forbearance Agreement, STM shall reimburse Trade Bank for all of Trade Bank's costs and expenses, including reasonable attorneys' fees of Trade Bank's in-house and outside counsel ("Costs"):

     A. Incurred in connection with the negotiation, preparation and documentation of this Forbearance Agreement and the Forbearance Documents;

     B. All Costs of recording any instrument or document required hereunder to maintain and/or perfect Trade Bank's security interests in its Collateral, including the cost of all appraisals, environmental reports, title insurance, recording fees and other expenses associated with the Real Property; and

     C. Commencing on June 1, 1999, and continuing on a monthly basis each month thereafter, STM will pay to Trade Bank a collateral monitoring fee in an amount not to exceed $5,500.00 per audit (assuming no more than one audit per month) throughout the Forbearance Period.

VIII.  Affirmative Covenants.
       ---------------------

     In addition to any affirmative covenants which exist in the Loan Documents, STM shall immediately give written notice to Trade Bank in reasonable detail of:

     A.   Any change in the name of STM or its affiliates;

     B.   Any change in the present location of the Collateral;

     C. The occurrence of any Event of Default (as defined in Section XII below), or any condition, event or act which, with the giving of notice or the passage of time or both, would constitute an Event of Default under the Loan Documents, this Forbearance Agreement or any of the Forbearance Documents;

     D. Any termination or cancellation of any insurance policy which STM is required to maintain, or any uninsured or partially uninsured loss through liability or property damage, or through fire, theft or other cause affecting the Collateral in excess of an aggregate sum of $10,000.00; and

     E. Any new bank depository accounts opened by STM, whether domestic or foreign.

IX.  Negative Covenants.
     ------------------

     In addition to any negative covenants which exist in the Loan Documents, at no time during the Forbearance Period shall STM:

     A. Transfer the production or manufacturing of any inventory or other product to REMEC or any other entity without the prior written consent of Trade Bank, which consent shall not be unreasonably withheld, and adequate assurance
                                                        ---
(in Trade Bank's reasonable discretion) that Trade Bank's first-priority security interest in all Collateral will be preserved and maintained notwithstanding the location of any Collateral at REMEC; or

     B. Change any terms or provisions of the DTPI Note Receivable without Trade Bank's prior written consent; or

     C. Transfer or dispose of any assets to subsidiaries outside of the ordinary course of business.

X.   Conditions Precedent.
     --------------------

     This Forbearance Agreement shall not be binding upon Trade Bank unless and until each of the following conditions precedent ("Conditions Precedent") are satisfied by no later than June 24, 1999, or are waived in writing by Trade
Bank:

     A.   Trade Bank shall have received all necessary internal approvals and
                                                                          ---
approval from the Export-Import Bank of the United States; and

     B. STM, Trade Bank and all other required parties shall have executed and delivered this Forbearance Agreement and all Forbearance Documents to Trade Bank; and

     C. STM shall have timely complied with and performed all of the acts and/or conditions specifically identified as conditions precedent in this Forbearance Agreement; and

     D. Trade Bank shall have received STM's internally prepared financial statement for the period ending March 31, 1999; and

     E. STM shall have paid to Trade Bank a Facility Fee in the amount of $100,000.00, and STM shall have paid to Trade Bank accrued interest in the amount of $166,967.01 as of June 18, 1999; and

     F. Trade Bank shall have received cash flow projections and a projected profit and loss statement through December 31,

1999, which have been validated by a financial consultant acceptable to Trade Bank at a cost not to exceed $15,000; and

     G. Trade Bank shall have received an appraisal and environmental report satisfactory to Bank concerning the Real Property; and

     H. Trade Bank shall have received such other documents, instruments and agreements, and obtained all necessary internal approvals as Trade Bank may require.

XI.  Release of Claims.
     -----------------

     Contemporaneously with the execution of this Forbearance Agreement, STM shall execute a general release of claims in the form of Exhibit "L" hereto (the "Release"), wherein STM will release any and all claims it may have against Trade Bank including, but not limited to, all claims arising out of, related to, or in any way connected with the Loan Documents and STM's banking relationship with Trade Bank.

XII.  Events of Default.
      -----------------

     In addition to any other events of default set forth in this Forbearance Agreement, the Forbearance Documents or any of the Loan Documents, an "Event of Default" shall exist herein if any one or more of the following events occur which are not cured within seven (7) calendar days after written notice by Trade Bank to STM in accordance with Section XV below:

     A. STM shall fail to pay when due any payment due under either of the Notes, the Loan Documents or required under this Forbearance Agreement or in the Forbearance Documents; or
                       --

     B. An over-advance shall exist with respect to STM's borrowing availability under the Credit Agreement or the Notes as determined by Trade Bank in its reasonable discretion; or
                              --

     C. STM shall change, modify or waive any term of the DTPI Note Receivable without Trade Bank's prior written consent and subject to Section V(G) herein; or
--

     D. Trade Bank shall fail to receive by no later than June 25, 1999, STM's projected borrowing bases, on a monthly basis, for each month commencing from June 1, 1999 through and including August 31, 1999 and actual borrowing bases for April and May, 1999; or

     E. Trade Bank shall fail to receive by no later than June 25, 1999, a legal opinion, and representations and warranties satisfactory to Trade Bank regarding: (i) STM's corporate structure; (ii) STM's authority to execute this Forbearance Agreement and the Forbearance Documents; and (iii) the validity and priority of Trade Bank's security interests in the Collateral, the Real Property, the DTPI Note Receivable and all
other liens and security interests required herein; or
                                                    --

     F. STM shall fail to reimburse Trade Bank for all of Trade Bank's reasonable Costs in accordance with Section VII above within seven (7) calendar days after written request from Trade Bank to STM; or
                                                   --

     G. STM shall fail to execute and return all documentation reasonably required by Trade Bank to obtain and perfect a security interest in STM's patents, patent applications and trademarks (in accordance with Section VIB hereof) within seven (7) calendar days after receipt by STM; or
                                                             --

     H. Any representation or warranty made under this Forbearance Agreement or the Forbearance Documents, or any certificate or statement furnished or made to Trade Bank pursuant thereto, shall prove to be untrue or misleading in any material respect as of the date on which such representation or warranty is made; or
      --

     I. Unless the Existing Indebtedness and all amounts owed hereunder shall have been paid in full, STM shall fail to immediately remit all proceeds received from the DTPI Note Receivable or the Real Estate to Trade Bank during the Forbearance Period; or
                        --

     J. STM shall take any action, or claim that the Loan Documents, this Forbearance Agreement or the Forbearance Documents are not legal, valid, binding agreements enforceable against any party executing same, or attempt in any way to terminate or declare ineffective or inoperative, or shall in any way whatsoever cease to give or provide the respective liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby; or
         --

     K. A default, other than the Existing Defaults, shall occur in the performance of any material term, condition, covenant or agreement contained in the Loan Documents, in this Forbearance Agreement, in the Forbearance Documents, or in connection with any other obligation owing by STM to Trade Bank; or
                                                                       --

     L. STM shall do any of the following acts, or violate any other term or provision of this Forbearance Agreement or the Forbearance Documents: (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of all or a substantial part of its assets; (ii) file a voluntary petition in bankruptcy court or admit in writing that it is unable to pay its debts as they become due; (iii) make a general assignment for the benefit of creditors; (iv) file a petition or answer seeking reorganization or take advantage of any bankruptcy or insolvency laws; (v) file an answer admitting any of the material allegations of, or consent to, or default in answering a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or (vi) take any action for the purpose of effecting any of the foregoing; or
                                                   --

     M. A judgment(s) or order for entry of judgment shall be entered against STM in an aggregate amount exceeding the sum of $125,000.00 which is not stayed pending appeal, bonded or otherwise covered by insurance; or
                                                          --

     N. Any of the following acts or events occur: (i) an order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization of STM,
(ii) an order shall be entered by any court of competent jurisdiction or other competent authority appointing a receiver, custodian, trustee, intervenor or liquidator for STM as to all or substantially all of its assets, and such order, judgment or decree shall continue unstayed and in effect for a period of thirty
(45) days, or (iii) an involuntary petition seeking bankruptcy, reorganization or receivership shall be filed against STM which is not dismissed within thirty
(45) days of the filing thereof.

XIII.  Remedies.
       --------

     If an Event of Default shall occur under this Forbearance Agreement or the Forbearance Documents, or any other agreement referenced herein or executed in connection herewith, Trade Bank may exercise, at its election, and without notice, demand, protest or presentment (which notice, demand, protest and presentment are expressly waived) in addition to all rights and remedies granted to it in the Notes, the Loan Documents, in this Forbearance Agreement or in the Forbearance Documents, any or all of the following:

     A. Trade Bank's limited agreement to forbear under this Forbearance Agreement shall immediately and automatically cease, and Trade Bank may exercise all of its rights and remedies and may declare the Existing Indebtedness and all amounts owed under the Loan Documents, the Notes and this Forbearance Agreement immediately due and payable;

     B. Trade Bank may apply the Default Rate of interest to all amounts then outstanding on the Notes, the Loan Documents, the Credit Documents, this Forbearance Agreement and the Forbearance Documents;;

     C. Trade Bank may proceed to enforce all rights set forth in the Credit Documents, the Notes, the Loan Documents, this Forbearance Agreement and the Forbearance Documents, and exercise any or all of the rights and remedies afforded to Trade Bank by the California Commercial Code, the California Civil Code, the California Code of Civil Procedure or otherwise possessed by Trade Bank;

     D. Trade Bank may, to the fullest extent permitted by law: (1) sell its Collateral or any interest therein at public or private sale for cash or upon credit and for immediate or future delivery and for such price and on such terms as Trade Bank shall deem appropriate, and negotiate, endorse, assign, transfer and deliver to the purchaser or purchasers thereof (which may be Trade Bank) the Collateral so sold, and each purchaser at any sale shall hold the property sold absolutely free from any claim or right on the part of STM (and STM hereby waives, to the extent permitted by law, all rights of redemption, stay and/or appraisal which STM now has or may at any time in the future have), and/or (2) obtain specific performance by STM of any covenant or undertaking of STM in the Loan Documents, herein or in the Forbearance Documents, and/or (3) without notice to STM, proceed by suit or suits at law or in equity to foreclose its security interest and sell its Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction; and/or

     E. Without regard to the adequacy of Trade Bank's Collateral, or to the solvency of STM, Trade Bank may institute legal proceedings for the appointment of a receiver or receivers with respect to any or all of its Collateral pending foreclosure hereunder or for the sale of any or all of its Collateral under the order of a court of competent jurisdiction or under other legal process;

     F. Either personally, or by means of a court-appointed receiver, Trade Bank may enter onto the premises where its Collateral is located and take possession of all or any of its Collateral and exclude therefrom STM and all others claiming under STM, and perform any acts necessary or appropriate to care for, maintain, preserve and protect its Collateral. In the event Trade Bank demands or attempts to take possession of its Collateral in the exercise of any rights hereunder, STM promises and agrees to turn over promptly and to deliver complete possession thereof to Trade Bank;

     G. Without notice to or demand upon STM, Trade Bank may make such payments and do such acts as Trade Bank may deem necessary to protect its security interest in its Collateral including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interests granted in the Loan Documents and, in exercising any such powers or authority, to pay all expenses incurred in connection therewith; and

     H. Enforce any of the rights and remedies available to it under the Notes, the Loan Documents, this Forbearance Agreement or the Forbearance Documents, or according to applicable law.

     All rights and remedies granted to Trade Bank hereunder are cumulative, and Trade Bank shall have the right to exercise any one or more of such rights and remedies alternatively, successively or concurrently as Trade Bank may, in its sole and absolute discretion, deem advisable.

XIV. Revival Clause.
     --------------

     If the incurring of any debt or the payment of money or transfer of property made to Trade Bank by or on behalf of STM should for any reason subsequently be declared to be "fraudulent" or "preferential" within the meaning of any state or federal law relating to creditor's rights, including, without limitation, fraudulent conveyances, preferences or otherwise voidable or recoverable payments of money or transfers of property, in whole or in part, for any reason (collectively, "Voidable Transfers") under the Bankruptcy Code or any other federal or state law, and Trade Bank is required to repay or restore any such Voidable Transfer or the amount or any portion thereof, or upon the advice of its in-house counsel or outside counsel is advised to do so, then, as to such Voidable Transfer or the amount repaid or restored (including all reasonable costs, expenses and attorneys' fees of Trade Bank related thereto), the liability of STM under the Loan Documents and this Forbearance Agreement, and all of Trade Bank's rights and remedies under the Loan Documents, this Forbearance Agreement and the Forbearance Documents shall automatically be revived, reinstated and restored and shall exist as though such Voidable Transfer had never been made to the extent of any harm to Trade Bank.

     STM represents and warrants that the execution, delivery and performance of this Forbearance Agreement and the Forbearance Documents will not: (i) render STM insolvent as that term is defined below; (ii) leave STM with remaining assets which constitute unreasonably small capital given the nature of STM's business; or (iii) result in the incurrence of Debts (as defined below) beyond STM's ability to pay them when and as they mature and become due and payable. For the purposes of this paragraph, "Insolvent" means that the present fair salable value of assets is less than the amount that will be required to pay the probable liability on existing Debts as they become absolute and matured. For the purposes of this paragraph, "Debts" includes any legal liability for indebtedness, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent. STM hereby acknowledges and warrants that it has derived or expects to derive a financial or other benefit or advantage from entering into this Forbearance Agreement.

XV.  Notice.
     ------

     All notices required to or permitted to be given to Trade Bank under this Forbearance Agreement or the Forbearance Documents shall be addressed as follows:

          To:       Mr. Larry Clayton
                    Vice President
                    Wells Fargo Bank, N.A.
                    100 West Washington Street, 7th Floor
                    Phoenix, AZ  85003
                    Fax No. (602) 378-1148

          Copy:     Pillsbury Madison & Sutro LLP
                    725 So. Figueroa Street, Suite 1200
                    Los Angeles, California 90017
                    Fax No.: (213) 629-1033
                    Attn: William B. Freeman, Esq.
                          Craig A. Barbarosh, Esq.

     All notices required to or permitted to be given to STM under this Forbearance Agreement or the Forbearance Documents shall be addressed as follows:

          To:       STM Wireless, Inc.
                    Attn: Mr. Joseph Wallace
                    Vice President and CFO
                    1 Mauchly
                    Irvine, California  92718-2305
                    Fax No. (949) 753-0808

          Copy:     Winthrop Couchot P.C.
                    3 Civic Plaza, Suite 280
                    Newport Beach, CA  92660
                    Attn: Marc J. Winthrop, Esq.
                    Fax No. (949) 720-4111

     The above addresses may be changed effective upon receipt of a new address. Any notice required herein or permitted to be given shall be in writing and be personally served or sent by facsimile (upon confirmation of receipt) or United States mail and shall be deemed given when sent or, if mailed, when deposited in the United States mail so long as it is properly addressed.

XVI. Representations and Warranties.
     ------------------------------

     STM hereby represents and warrants that:

     A.   No Conflict.  The execution, delivery and performance of this
          -----------
Forbearance Agreement and the Forbearance Documents do not contravene or conflict with any other agreement, indenture or undertaking to which STM is a party or by which STM, or any of STM's property, may be bound or affected, provided, however, that STM and Trade Bank acknowledge that the DTPI Note Receivable states on its face that it is not assignable.

     B.   Litigation.  There is no material litigation or other proceeding
          ----------
currently pending against STM except as previously disclosed to Trade Bank in writing.

     C.   Court Orders.  STM is not in default with respect to any order, writ,
          ------------
injunction, decree or demand of any court or other governmental or regulatory authority.

     D.   Contractual Obligations.  STM is not in default of or bound by any
          -----------------------
contractual obligations in any respect which would adversely affect the ability of STM to perform its obligations under this Forbearance Agreement or the Forbearance Documents;

and

     E.   Identification of Affiliates and Deposit Accounts.  Exhibit "J"
          -------------------------------------------------
hereto contains true, complete and accurate list of all domestic and foreign affiliates of STM. Exhibit "I" hereto contains a true, complete and accurate list of all domestic financial or other depositary institutions where STM maintains a deposit account of any type.

     F.   Further Representations.  No representation or warranty of STM: (i)
          -----------------------
contained in this Forbearance Agreement or in any of the Forbearance Documents (including any financial statements and/or financial information) misstates any material fact or omits to state a material fact, the absence of which makes such representation, warranty or statement misleading.

XVII.  Authority.
       ---------

     Each party hereto represents and warrants to each other party that: (i) it has authority to execute this Forbearance Agreement and the Forbearance Documents; (ii) the execution, delivery and performance of this Forbearance Agreement and the Forbearance Documents does not require the consent or approval of any person, entity, governmental body, trust, trustor or other authority;
(iii) this Forbearance Agreement and the Forbearance Documents are valid, binding and legal obligations of the undersigned enforceable in accordance with their terms, and do not contravene or conflict with any other agreement, indenture or undertaking to which any party hereto is a party; and (iv) each party hereto is the sole and lawful owner of all right, title, and interest in and to every claim and other matter which the party purports to settle or compromise herein.

XVIII.  Payment of Expenses.
        -------------------

     In the event any action (whether or not in a court proceeding) shall be required to interpret, implement, modify, or enforce the terms and provisions of the Loan Documents, this Forbearance Agreement and/or the Forbearance Documents, or to declare rights under same, the prevailing party in such action shall recover from the losing party all of its fees and costs, including, but not limited to, the reasonable attorneys' fees and costs (if applicable) of Trade Bank's outside counsel and the allocated costs of Trade Bank's in-house counsel.

XIX.  Governing Law.
      -------------

     This Forbearance Agreement shall be construed and interpreted in accordance with and shall be governed by the laws of the State of California.

XX.  Successors, Assignment.
     ----------------------

     This Forbearance Agreement and the Forbearance Documents shall be binding on and inure to the benefit of all of the parties hereto, and upon the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and each of them. The terms and provisions of this Forbearance Agreement and the Forbearance Documents are for the exclusive benefit of STM and Trade Bank, and may not be transferred, assigned, pledged, set over or negotiated to any person or entity without the prior express written consent of Trade Bank. Notwithstanding any other provisions contained herein, Trade Bank may sell, transfer, negotiate, assign or grant participations in all or a portion of its rights in any of the Loan Documents, in this Forbearance Agreement, and in the Forbearance Documents to any person or entity without prior notice to STM, provided, however, that any such assignee shall be bound by
                     --------  -------
the terms and provisions of the Loan Documents, this Forbearance Agreement and the Forbearance Documents.

XXI.  Complete Agreement of Parties.
      -----------------------------

     This Forbearance Agreement and the Forbearance Documents constitute the entire agreement between Trade Bank and STM arising out of, related to or connected with the subject matter of this Forbearance Agreement. Any supplements, modifications, waivers or terminations of this Forbearance Agreement and/or the Forbearance Documents shall not be binding unless executed in writing by the parties to be bound thereby. No waiver of any provision of this Forbearance Agreement and/or the Forbearance Documents shall constitute a waiver of any other provisions of this Forbearance Agreement and/or the Forbearance Documents (whether similar or not), nor shall such waiver constitute a continuing waiver unless otherwise expressly so provided.

XXII.  Execution In Counterparts.
       -------------------------

     This Forbearance Agreement may be executed in any number of counterparts each of which, when so executed and delivered, shall be deemed an original, and all of which together shall constitute but one and the same agreement.

XXIII.  Contradictory Terms/Severability.
        --------------------------------

     In the event that any term or provision of this Forbearance Agreement contradicts any term or provision of any other document, instrument or agreement between the parties including, but not limited to, any of the Loan Documents or any of the Forbearance Documents, the terms of this Forbearance Agreement shall control. If any provision of this Forbearance Agreement shall be invalid, illegal or otherwise unenforceable, such provision shall be severable from all other provisions of this Forbearance Agreement, and the validity, legality and enforceability of the remaining provisions of this Forbearance Agreement shall not be adversely affected or impaired, and shall thereby remain in full force and effect.

XXIV.  Headings.
       --------

     All headings contained herein are for convenience purposes only, and shall not be considered when interpreting this Forbearance Agreement.

XXV.  Continuing Cooperation.
      ----------------------

     The parties hereto shall cooperate with each other in carrying out the terms and intent of this Forbearance Agreement, and shall execute such other documents, instruments and agreements as are reasonably required to effectuate the terms and intent of this Forbearance Agreement.

XXVI.  Non-Disclosure.
       --------------

     The parties hereto agree that they will use their best efforts to ensure that none of them nor any of their respective employees, agents, representatives, or attorneys will actively cause or permit the fact or the provisions of the within settlement to be divulged to representatives of the press or news media, or to be made public or publicized in any manner whatsoever, except as mutually agreed by the parties in advance and in writing. Further, the parties agree to act in good faith in complying with the provisions of this Section XXVI. All parties acknowledge that if this Forbearance Agreement becomes public knowledge, through no fault of any party hereto, each party hereto agrees to refrain from making any statement or statements concerning this settlement, or the terms and provisions of this Forbearance Agreement that are contrary in any way to the express terms and provisions of this Forbearance Agreement. This Section XXVI shall not apply to any disclosure by any party as required by: (i) any federal or state law including, without limitation, federal securities law; or (ii) any governmental or certified audit or governmental agency or agent of any governmental agency or where compelled by law such as a Subpoena Duces Tecum, a Subpoena to testify at a deposition or trial, a Demand for Production of Documents, or the like, provided, however, that in any such mandatory disclosure, any such party or parties shall use its best efforts to maintain the ultimate confidentiality of this Forbearance Agreement.

XXVII.  Consultation With Counsel.
        -------------------------

     Each party hereto acknowledges that: (i) it has been represented by counsel of its own choice at each stage in the negotiation of this Forbearance Agreement and the Forbearance Documents; (ii) it has relied on such counsel's advice throughout all of the negotiations which preceded the execution of this Forbearance Agreement and the Forbearance Documents, and in connection with the preparation and execution of this Forbearance Agreement and the Forbearance Documents; (iii) such counsel has read and approved this Forbearance Agreement and the Forbearance Documents; (iv) such counsel has advised such party concerning the validity and effectiveness of this Forbearance Agreement and the Forbearance Documents, and the transactions to be consummated in accordance therewith; and (v) each party hereto is freely and voluntarily entering into this Forbearance Agreement and the Forbearance Documents.

     STM AND TRADE BANK EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE FORBEARANCE DOCUMENTS OR THIS FORBEARANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HEREBY.

AGREED AND ACCEPTED:
-------------------


WELLS FARGO HSBC TRADE BANK, N.A.


By:   _________________________
Name:     Larry Clayton
Its: Vice President


STM WIRELESS, INC., a Delaware corporation


By:   _________________________
Name: _________________________
Its:   ________________________



APPROVED AS TO FORM AND CONTENT:
-------------------------------

PILLSBURY MADISON & SUTRO LLP
WILLIAM B. FREEMAN
CRAIG A. BARBAROSH

By:_________________________
     William B. Freeman
     Attorneys for Wells Fargo HSBC Trade Bank



WINTHROP COUCHOT P.C.
MARC J. WINTHROP


By:_________________________
     Marc J. Winthrop
     Attorneys for STM Wireless, Inc.